Exhibit 10.1

BUSINESS COMBINATION AGREEMENT WAIVER

This BUSINESS COMBINATION AGREEMENT WAIVER is made and entered into as of August 29, 2022 (this “Waiver Agreement”) by and among AGBA Acquisition Limited (the “Acquiror”), AGBA Merger Sub I Limited (“Merger Sub I”), AGBA Merger Sub II Limited (“Merger Sub II”), TAG International Limited (“B2B”), TAG Asset Partners Limited (“B2BSub”), OnePlatform International Limited (“HKSub”), TAG Asia Capital Holdings Limited (“Fintech”), and TAG Holdings Limited (“TAG”) (each a “Party” and, collectively, as the “Parties”). Capitalized terms used and not otherwise defined herein have the meanings set forth in the Business Combination Agreement (as defined below).

WHEREAS, the Parties entered into that certain Business Combination Agreement, dated November 3, 2021 (as amended on November 18, 2021, January 4, 2022, and May 4, 2022, and as may be further amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement”); and

WHEREAS, pursuant to Article IX (Conditions to Closing) and Section 13.2 (Amendments; No Waivers; Remedies) of the Business Combination Agreement, the Parties desire to waive certain conditions to Closing as described below,

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows, effective as of the date hereof:

1.	WAIVER BY THE PARTIES

The Parties hereby mutually and irrevocably waive the following conditions to Closing:

(a)	Section 9.1(d); and

(b)	Section 9.1(j), solely with respect to the Employment Agreements and the Lock-up Agreements.

2.	WAIVER BY THE ACQUIROR

The Acquiror hereby irrevocably waives the following conditions to Closing:

(a)	Section 9.2(f); and

(b)	Section 9.2(h).

3.	REGISTRATION STATEMENT FILING

For the avoidance of doubt, and notwithstanding the general waiver of Section 9.1(d) above, the parties agree that filing with the SEC of the Registration Statement with respect to the Registration Statement Securities shall not be required prior to Closing.

4.	LIMITED EFFECT

The Business Combination Agreement shall continue in full force and effect in accordance with its terms. By executing this Waiver Agreement, each of the Parties acknowledges that this Waiver Agreement has been executed and delivered in compliance with Section 13.2 (Amendments; No Waivers; Remedies) of the Business Combination Agreement.

5.	INCORPORATION BY REFERENCE

The provisions of Article XIII (Miscellaneous) of the Business Combination Agreement are incorporated herein by reference and shall apply to the terms and provisions of this Waiver Agreement and the Parties hereto mutatis mutandis.

[The remainder of this page intentionally left blank; signature pages to follow]

IN WITNESS WHEREOF, the Parties have caused this Waiver Agreement to be duly executed as of the day and year first above written.

AGBA Acquisition Limited

/s/ Gordon Lee
Name:	Gordon Lee
Title:	Chief Executive Officer

AGBA Merger Sub I Limited

/s/ Zi Lin Tan Vera
Name:	Zi Lin Tan Vera
Title:	Director

AGBA Merger Sub II Limited

/s/ Zi Lin Tan Vera
Name:	Zi Lin Tan Vera
Title:	Director

[Signature Page to Waiver Agreement]

IN WITNESS WHEREOF, the Parties have caused this Waiver Agreement to be duly executed as of the day and year first above written.

TAG International Limited

/s/ Shu Pei Huang, Desmond
Name:	Shu Pei Huang, Desmond

TAG Asset Partners Limited

/s/ Shu Pei Huang, Desmond
Name:	Shu Pei Huang, Desmond

OnePlatform International Limited

/s/ Shu Pei Huang, Desmond
Name:	Shu Pei Huang, Desmond

TAG Asia Capital Holdings Limited

/s/ Ng Wing Fai
Name:	Ng Wing Fai

TAG Holdings Limited

/s/ Ng Wing Fai
Name:	Ng Wing Fai

[Signature Page to Waiver Agreement]

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